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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY
Investment Company Act file number 811-02090
Invesco Van Kampen Bond Fund
(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices)     (Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 5/31/12

Item 1. Schedule of Investments.

Invesco Van Kampen Bond Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2012

invesco.com/us	VK-CE-BOND-QTR-1 05/12	Invesco Advisers, Inc.

Schedule of Investments(a)
May 31, 2012
(Unaudited)

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds and Notes—89.06%
Advertising—0.64%
National CineMedia LLC, Sr. Sec. Gtd. Notes, 6.00%, 04/15/22(b)	$10,000	$10,025
Omnicom Group Inc., Sr. Unsec. Global Notes, 3.63%, 05/01/22	260,000	264,045
WPP Finance (United Kingdom), Sr. Unsec. Gtd. Global Notes, 8.00%, 09/15/14	1,080,000	1,232,478

		1,506,548

Aerospace & Defense—0.07%
BE Aerospace Inc., Sr. Unsec. Notes, 5.25%, 04/01/22	10,000	10,225
Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.75%, 03/15/20(b)	70,000	77,000
Huntington Ingalls Industries Inc.,
Sr. Unsec. Gtd. Global Notes,
6.88%, 03/15/18	10,000	10,300
7.13%, 03/15/21	40,000	41,700
Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	25,000	26,875

		166,100

Agricultural Products—1.38%
Bunge Ltd. Finance Corp., Sr. Unsec. Gtd. Notes, 4.10%, 03/15/16	1,685,000	1,787,108
Cargill, Inc., Sr. Unsec. Notes, 5.60%, 09/15/12(b)	600,000	608,389
Ingredion Inc.,
Sr. Unsec. Notes,
3.20%, 11/01/15	460,000	481,903
6.63%, 04/15/37	300,000	368,725

		3,246,125

Airlines—2.50%
America West Airlines Pass Through Trust-Series 2001-1, Class G, Sec. Pass Through Ctfs., 7.10%, 04/02/21	344,231	357,140
American Airlines Inc., Sr. Sec. Gtd. Notes, 7.50%, 03/15/16 (Acquired 10/13/11-11/29/11; Cost $74,100)(b)(c)	90,000	81,450
American Airlines Pass Through Trust,
Series 2009-1A, Sec. Pass Through Ctfs., 10.38%, 07/02/19	426,627	459,957
Series 2011-1, Class B, Sec. Pass Through Ctfs., 7.00%, 01/31/18(b)	772,176	756,732
Continental Airlines Pass Through Trust,
Series 2007-1, Class C, Sec. Global Pass Through Ctfs., 7.34%, 04/19/14	30,536	30,956
Series 2009-1, Sec. Pass Through Ctfs., 9.00%, 07/08/16	13,271	15,328
Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.00%, 01/12/19	738,824	743,903
Series 2012-1, Class B, Sec. Pass Through Ctfs., 6.25%, 04/11/20	2,000,000	2,037,500
Delta Air Lines Pass Through Trust,
Series 2010-1, Class A, Sec. Pass Through Ctfs., 6.20%, 07/02/18	503,599	547,664
Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.38%, 01/02/16(b)	15,000	15,113
Series 2010-2, Class A, Sec. Pass Through Ctfs., 4.95%, 05/23/19	458,109	487,027
Series 2010-2, Class B, Sec. Pass Through Ctfs., 6.75%, 11/23/15(b)	20,000	20,300
Series 2011-1, Class A, Sec. Pass Through Ctfs., 5.30%, 04/15/19	153,601	164,065
Delta Air Lines, Inc.,
Sec. Notes,
9.50%, 09/15/14(b)	9,000	9,495
12.25%, 03/15/15(b)	75,000	81,750
US Airways Pass Through Trust-Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	76,672	69,005

		5,877,385

Alternative Carriers—0.10%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	50,000	53,750
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/20	65,000	65,000
Level 3 Communications Inc., Sr. Unsec. Global Notes, 11.88%, 02/01/19	50,000	54,000
Level 3 Financing Inc.,
Sr. Unsec. Gtd. Global Notes,
8.13%, 07/01/19	25,000	25,125
9.38%, 04/01/19	25,000	26,687
Sr. Unsec. Gtd. Notes, 8.63%, 07/15/20(b)	20,000	20,550

		245,112

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Bond Fund

	Principal
	Amount	Value

Aluminum—0.03%
Century Aluminum Co., Sr. Sec. Gtd. Notes, 8.00%, 05/15/14	$80,000	$79,850

Apparel Retail—0.25%
Express LLC/Express Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/01/18	55,000	59,675
Gap, Inc. (The), Sr. Unsec. Notes, 5.95%, 04/12/21	380,000	392,587
J. Crew Group, Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/19	65,000	65,325
Limited Brands Inc., Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	70,000	75,250

		592,837

Apparel, Accessories & Luxury Goods—0.23%
Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	135,000	138,712
Jones Group Inc./Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, Sr. Unsec. Notes, 6.88%, 03/15/19	130,000	126,425
Levi Strauss & Co., Sr. Unsec. Global Notes, 7.63%, 05/15/20	160,000	168,000
Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	100,000	98,313

		531,450

Asset Management & Custody Banks—0.22%
DJO Finance LLC/Corp.,
Sr. Unsec. Gtd. Global Notes, 7.75%, 04/15/18	5,000	4,038
Sr. Unsec. Gtd. Sub. Global Notes, 9.75%, 10/15/17	65,000	46,637
First Data Corp., Sr. Sec. Gtd. Notes, 7.38%, 06/15/19(b)	15,000	15,075
Samson Investment Co., Sr. Unsec. Notes, 9.75%, 02/15/20(b)	20,000	20,000
State Street Capital Trust III, Jr. Unsec. Gtd. Sub. Variable Rate Bonds, 5.46% (d)(e)	435,000	436,087

		521,837

Auto Parts & Equipment—0.12%
Allison Transmission Inc., Sr. Unsec. Gtd. Notes, 7.13%, 05/15/19(b)	80,000	83,800
American Axle & Manufacturing, Inc., Sr. Unsec. Gtd. Notes, 7.75%, 11/15/19	50,000	53,250
Dana Holding Corp., Sr. Unsec. Notes, 6.75%, 02/15/21	60,000	64,350
Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 12/15/20	75,000	80,250

		281,650

Automobile Manufacturers—0.17%
Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	295,000	386,450

Automotive Retail—1.09%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	1,600,000	1,832,569
AutoZone, Inc., Sr. Unsec. Global Notes, 6.50%, 01/15/14	675,000	733,481

		2,566,050

Biotechnology—0.01%
STHI Holding Corp., Sec. Gtd. Notes, 8.00%, 03/15/18(b)	25,000	26,688

Brewers—1.30%
Anheuser-Busch InBev Worldwide Inc.,
Sr. Unsec. Gtd. Global Notes,
3.00%, 10/15/12	2,000,000	2,019,644
8.20%, 01/15/39	120,000	197,496
SABMiller Holdings Inc.,
Sr. Unsec. Gtd. Notes,
3.75%, 01/15/22(b)	460,000	487,475
4.95%, 01/15/42(b)	325,000	355,222

		3,059,837

Broadcasting—1.78%
Clear Channel Worldwide Holdings Inc., Sr. Unsec. Gtd. Sub. Notes, 7.63%, 03/15/20(b)	50,000	47,687
COX Communications Inc.,
Sr. Unsec. Notes,
6.25%, 06/01/18(b)	1,300,000	1,546,056
8.38%, 03/01/39(b)	305,000	441,790
Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 3.70%, 06/01/15	2,000,000	2,140,370

		4,175,903

Building Products—0.28%
American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	40,000	31,600
Associated Materials LLC, Sr. Sec. Gtd. Global Notes, 9.13%, 11/01/17	60,000	52,950
Building Materials Corp. of America,
Sr. Unsec. Gtd. Notes, 7.50%, 03/15/20(b)	75,000	80,062
Sr. Unsec. Notes, 6.88%, 08/15/18(b)	55,000	57,338
Gibraltar Industries Inc.-Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/01/15	65,000	66,178
Masco Corp., Sr. Unsec. Global Notes, 5.95%, 03/15/22	20,000	20,375
Nortek Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	143,000	140,140
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Bond Fund

	Principal
	Amount	Value

Building Products—(continued)
Roofing Supply Group LLC/Roofing Supply Finance Inc., Sr. Unsec. Gtd. Notes, 10.00%, 06/01/20(b)	$50,000	$50,750
USG Corp.,
Sr. Unsec. Gtd. Notes, 7.88%, 03/30/20(b)	60,000	62,400
Sr. Unsec. Notes, 9.75%, 01/15/18	95,000	97,375

		659,168

Cable & Satellite—3.79%
Comcast Corp.,
Sr. Unsec. Gtd. Global Notes,
5.70%, 05/15/18	1,545,000	1,821,111
6.50%, 01/15/15	500,000	567,739
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/37	580,000	716,367
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.,
Sr. Unsec. Gtd. Global Notes,
2.40%, 03/15/17	295,000	296,454
5.15%, 03/15/42	490,000	484,023
DISH DBS Corp.,
Sr. Unsec. Gtd. Notes,
4.63%, 07/15/17(b)	75,000	73,125
5.88%, 07/15/22(b)	35,000	34,125
NBC Universal Media LLC,
Sr. Unsec. Global Notes,
2.10%, 04/01/14	375,000	382,264
5.15%, 04/30/20	210,000	243,474
5.95%, 04/01/41	355,000	427,411
Time Warner Cable, Inc.,
Sr. Unsec. Gtd. Global Notes,
6.55%, 05/01/37	310,000	361,714
6.75%, 07/01/18	685,000	831,850
8.75%, 02/14/19	455,000	603,357
Sr. Unsec. Gtd. Notes, 5.00%, 02/01/20	350,000	392,767
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec. Gtd. Global Notes,
5.25%, 01/15/21	420,000	474,158
6.50%, 01/15/18	1,090,000	1,200,099

		8,910,038

Casinos & Gaming—0.34%
Ameristar Casinos Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	55,000	57,338
Caesars Entertainment Operating Co. Inc.,
Sec. Gtd. Global Notes, 12.75%, 04/15/18	50,000	39,500
Sr. Unsec. Gtd. Global Bonds, 5.63%, 06/01/15	10,000	8,300
Chester Downs & Marina LLC, Sr. Sec. Gtd. Sub. Notes, 9.25%, 02/01/20(b)	10,000	10,450
CityCenter Holdings LLC/CityCenter Finance Corp., Sr. Sec. Gtd. Global Notes, 7.63%, 01/15/16	5,000	5,200
MGM Resorts International,
Sr. Unsec. Gtd. Global Notes, 6.63%, 07/15/15	270,000	278,775
Sr. Unsec. Gtd. Notes, 7.75%, 03/15/22	60,000	60,300
Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	57,000	58,425
Snoqualmie Entertainment Authority,
Sr. Sec. Floating Rate Notes, 4.53%, 02/01/14(b)(d)	65,000	62,237
Sr. Sec. Notes, 9.13%, 02/01/15(b)	85,000	85,212
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Sec. Gtd. First Mortgage Global Notes, 7.75%, 08/15/20	50,000	54,750
Sr. Sec. Gtd. First Mortgage Notes, 5.38%, 03/15/22(b)	90,000	87,300

		807,787

Coal & Consumable Fuels—0.06%
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 04/01/20	95,000	95,475
Peabody Energy Corp., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	40,000	39,750
Westmoreland Coal Co./Westmoreland Partners, Sr. Sec. Gtd. Notes, 10.75%, 02/01/18(b)	16,000	15,120

		150,345

Communications Equipment—0.07%
Avaya Inc.,
Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	80,000	72,400
Sr. Unsec. Gtd. Global Notes, 9.75%, 11/01/15	20,000	16,650
Hughes Satellite Systems Corp.,
Sr. Sec. Gtd. Global Notes, 6.50%, 06/15/19	25,000	25,875
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	15,000	15,600
ViaSat Inc., Sr. Unsec. Gtd. Notes, 6.88%, 06/15/20(b)	40,000	40,200

		170,725

Computer & Electronics Retail—0.03%
Rent-A-Center Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 11/15/20	75,000	78,750

Computer Storage & Peripherals—0.01%
Seagate HDD Cayman,
Sr. Unsec. Gtd. Global Notes,
7.00%, 11/01/21	15,000	15,975
7.75%, 12/15/18	10,000	10,850

		26,825

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Bond Fund

	Principal
	Amount	Value

Construction & Engineering—0.34%
Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	$80,000	$83,200
MasTec, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/01/17	50,000	51,938
Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	155,000	156,162
URS Corp., Sr. Unsec. Notes, 5.00%, 04/01/22(b)	500,000	511,443

		802,743

Construction & Farm Machinery & Heavy Trucks—0.24%
Case New Holland Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/17	45,000	51,188
Commercial Vehicle Group Inc., Sec. Gtd. Global Notes, 7.88%, 04/15/19	52,000	52,130
John Deere Capital Corp., Unsec. Global Notes, 0.88%, 04/17/15	310,000	310,772
Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	40,000	43,100
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	44,000	46,420
Titan International Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 10/01/17	50,000	52,062

		555,672

Construction Materials—0.27%
Cemex Finance LLC, Sr. Sec. Gtd. Bonds, 9.50%, 12/14/16(b)	100,000	92,033
CRH America Inc., Sr. Unsec. Gtd. Notes, 8.13%, 07/15/18	315,000	378,101
Ply Gem Industries Inc., Sr. Sec. Gtd. Global Notes, 8.25%, 02/15/18	65,000	63,050
Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	100,000	98,750

		631,934

Consumer Finance—1.59%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/20	275,000	303,875
Capital One Capital VI, Jr. Ltd. Gtd. Sub. Trust Pfd. Securities, 8.88%, 05/15/40	600,000	613,500
National Money Mart Co. (Canada), Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	75,000	83,062
SLM Corp.,
Sr. Unsec. Medium-Term Global Notes, 6.25%, 01/25/16	745,000	754,680
Series A, Sr. Unsec. Medium-Term Notes, 5.00%, 10/01/13	1,930,000	1,971,504

		3,726,621

Data Processing & Outsourced Services—0.07%
CoreLogic, Inc., Sr. Unsec. Gtd. Notes, 7.25%, 06/01/21(b)	125,000	129,687
Fidelity National Information Services Inc., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/22(b)	5,000	4,850
SunGard Data Systems Inc.,
Sr. Unsec. Gtd. Global Notes,
7.38%, 11/15/18	5,000	5,100
7.63%, 11/15/20	30,000	30,900

		170,537

Department Stores—0.03%
Sears Holdings Corp., Sr. Sec. Gtd. Global Notes, 6.63%, 10/15/18	85,000	73,313

Distillers & Vintners—0.06%
CEDC Finance Corp. International Inc., Sr. Sec. Gtd. Mortgage Notes, 9.13%, 12/01/16(b)	100,000	69,500
Constellation Brands Inc.,
Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	60,000	67,950
Sr. Unsec. Gtd. Notes, 6.00%, 05/01/22	5,000	5,313

		142,763

Diversified Banks—8.32%
Abbey National Treasury Services PLC (United Kingdom),
Sr. Unsec. Gtd. Global Notes,
2.88%, 04/25/14	250,000	244,602
4.00%, 04/27/16	350,000	341,500
ABN Amro Bank N.V. (Netherlands), Sr. Unsec. Notes, 3.00%, 01/31/14(b)	1,000,000	996,387
Barclays Bank PLC (United Kingdom), Unsec. Sub. Notes, 6.05%, 12/04/17(b)	335,000	334,059
BBVA U.S. Senior S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 3.25%, 05/16/14	1,100,000	1,058,064
BPCE S.A. (France), Sr. Unsec. Notes, 2.38%, 10/04/13(b)	775,000	761,679
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (Netherlands), Jr. Unsec. Sub. Notes, 11.00% (b)(e)	210,000	261,585
Hana Bank (South Korea),
Sr. Unsec. Notes,
4.25%, 06/14/17(b)	500,000	519,205
4.50%, 10/30/15(b)	1,075,000	1,135,469
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Bond Fund

	Principal
	Amount	Value

Diversified Banks—(continued)
HBOS PLC (United Kingdom)-Series G, Unsec. Sub. Medium-Term Notes, 6.75%, 05/21/18(b)	$1,080,000	$1,009,202
HSBC Bank PLC (United Kingdom), Sr. Unsec. Notes, 4.13%, 08/12/20(b)	1,275,000	1,359,370
HSBC Finance Corp., Sr. Unsec. Sub. Global Notes, 6.68%, 01/15/21	957,000	1,037,560
HSBC Holdings PLC (United Kingdom), Sr. Unsec. Global Notes, 4.00%, 03/30/22	500,000	510,750
ICICI Bank Ltd. (India), Sr. Unsec. Notes, 4.75%, 11/25/16(b)	600,000	588,105
ING Bank N.V. (Netherlands), Sr. Unsec. Notes, 3.00%, 09/01/15(b)	510,000	504,063
Korea Development Bank (The) (South Korea),
Sr. Unsec. Global Notes,
3.50%, 08/22/17	355,000	363,669
4.38%, 08/10/15	1,135,000	1,197,554
Lloyds TSB Bank PLC (United Kingdom),
Sr. Unsec. Gtd. Global Notes, 4.88%, 01/21/16	525,000	541,283
Sr. Unsec. Gtd. Medium-Term Notes, 5.80%, 01/13/20(b)	690,000	711,682
Unsec. Gtd. Sub. Medium-Term Notes, 6.50%, 09/14/20(b)	540,000	517,335
National Australia Bank (Australia), Sr. Unsec. Medium-Term Global Notes, 2.00%, 03/09/15	460,000	461,171
RBS Capital Trust II, Jr. Unsec. Gtd. Sub. Global Bonds, 6.43% (e)	25,000	16,250
Royal Bank of Scotland Group PLC (The) (United Kingdom), Sr. Unsec. Global Notes, 6.40%, 10/21/19	260,000	270,178
Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 03/16/15	1,160,000	1,190,880
Santander U.S. Debt S.A. Unipersonal (Spain),
Sr. Unsec. Gtd. Notes,
2.99%, 10/07/13(b)	500,000	475,900
3.72%, 01/20/15(b)	800,000	750,867
Societe Generale S.A. (France), Sr. Unsec. Medium-Term Notes, 5.20%, 04/15/21(b)	700,000	655,343
Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 3.20%, 05/12/16(b)	500,000	513,708
VTB Bank OJSC Via VTB Capital S.A. (Luxembourg),
Sr. Unsec. Loan Participation Notes,
6.32%, 02/22/18(b)	915,000	908,258
6.55%, 10/13/20(b)	325,000	318,801

		19,554,479

Diversified Capital Markets—0.46%
UBS AG (Switzerland), Sr. Unsec. Global Notes, 5.88%, 12/20/17	985,000	1,079,776

Diversified Chemicals—0.67%
Dow Chemical Co. (The), Sr. Unsec. Global Notes, 4.25%, 11/15/20	1,485,000	1,581,302

Diversified Metals & Mining—1.18%
Anglo American Capital PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 9.38%, 04/08/19(b)	660,000	880,769
Freeport-McMoRan Copper & Gold Inc., Sr. Unsec. Global Notes, 3.55%, 03/01/22	300,000	298,119
Midwest Vanadium Pty. Ltd. (Australia), Sr. Sec. Gtd. Mortgage Notes, 11.50%, 02/15/18(b)	45,000	28,811
Rio Tinto Finance USA PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 3.50%, 03/22/22	820,000	865,364
Southern Copper Corp.,
Sr. Unsec. Global Notes,
5.38%, 04/16/20	230,000	251,537
6.75%, 04/16/40	335,000	353,542
Vedanta Resources PLC (United Kingdom), Sr. Unsec. Notes, 9.50%, 07/18/18(b)	100,000	95,531

		2,773,673

Diversified REIT’s—0.26%
Qatari Diar Finance QSC (Qatar), Unsec. Gtd. Unsub. Notes, 5.00%, 07/21/20(b)	545,000	606,870

Diversified Support Services—0.43%
International Lease Finance Corp.,
Sr. Unsec. Global Notes,
4.88%, 04/01/15	500,000	491,875
5.88%, 04/01/19	540,000	527,681

		1,019,556

Drug Retail—1.41%
CVS Pass-Through Trust,
Sec. Global Pass Through Ctfs., 6.04%, 12/10/28	1,289,055	1,494,196
Sr. Sec. Gtd. Mortgage Pass Through Ctfs., 5.77%, 01/10/33(b)	1,637,109	1,818,147

		3,312,343

Electric Utilities—2.27%
DCP Midstream LLC, Sr. Unsec. Notes, 9.70%, 12/01/13(b)	1,500,000	1,655,989
Enel Finance International N.V. (Luxembourg), Sr. Unsec. Gtd. Notes, 5.13%, 10/07/19(b)	820,000	785,809
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Bond Fund

	Principal
	Amount	Value

Electric Utilities—(continued)
Entergy Gulf States Louisiana LLC, Sec. First Mortgage Bonds, 5.59%, 10/01/24	$650,000	$775,526
Ohio Power Co.-Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	350,000	414,669
Southern Co. (The)-Series A, Sr. Unsec. Notes, 2.38%, 09/15/15	400,000	414,467
Southern Power Co.-Series D, Sr. Unsec. Global Notes, 4.88%, 07/15/15	1,175,000	1,291,158

		5,337,618

Electrical Components & Equipment—0.01%
Polypore International Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 11/15/17	30,000	31,350

Electronic Components—1.05%
Corning, Inc.,
Sr. Unsec. Notes,
4.75%, 03/15/42	1,600,000	1,663,903
6.63%, 05/15/19	140,000	172,174
7.25%, 08/15/36	490,000	617,694

		2,453,771

Electronic Manufacturing Services—0.03%
Sanmina-SCI Corp., Sr. Unsec. Gtd. Notes, 7.00%, 05/15/19(b)	60,000	58,500

Environmental & Facilities Services—0.52%
Waste Management, Inc.,
Sr. Unsec. Gtd. Notes,
4.60%, 03/01/21	481,000	534,137
5.00%, 03/15/14	645,000	688,869

		1,223,006

Forest Products—0.02%
Millar Western Forest Products Ltd. (Canada), Sr. Unsec. Global Notes, 8.50%, 04/01/21	45,000	37,463

Gas Utilities—0.08%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	65,000	58,500
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Notes, 7.38%, 03/15/20	115,000	121,612

		180,112

Gold—2.39%
Barrick Gold Corp. (Canada),
Sr. Unsec. Notes,
3.85%, 04/01/22(b)	355,000	367,126
5.25%, 04/01/42(b)	380,000	407,744
Gold Fields Orogen Holding BVI Ltd. (Mali), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(b)	1,000,000	943,822
Kinross Gold Corp. (Canada),
Sr. Unsec. Gtd. Notes,
5.13%, 09/01/21(b)	300,000	319,074
6.88%, 09/01/41(b)	700,000	775,209
Newmont Mining Corp.,
Sr. Unsec. Gtd. Global Notes,
3.50%, 03/15/22	1,125,000	1,116,981
4.88%, 03/15/42	1,195,000	1,134,718
Sr. Unsec. Gtd. Notes, 6.25%, 10/01/39	475,000	541,006

		5,605,680

Health Care Distributors—0.56%
AmerisourceBergen Corp., Sr. Unsec. Gtd. Notes, 3.50%, 11/15/21	1,250,000	1,319,139

Health Care Equipment—0.40%
Boston Scientific Corp., Sr. Unsec. Notes, 4.50%, 01/15/15	310,000	331,986
CareFusion Corp., Sr. Unsec. Global Notes, 4.13%, 08/01/12	600,000	603,210

		935,196

Health Care Facilities—0.21%
HCA, Inc.,
Sr. Sec. Gtd. Global Notes,
5.88%, 03/15/22	35,000	35,000
7.88%, 02/15/20	95,000	104,737
HealthSouth Corp.,
Sr. Unsec. Gtd. Notes,
7.25%, 10/01/18	40,000	41,800
7.75%, 09/15/22	20,000	21,050
Radiation Therapy Services Inc., Sr. Sec. Gtd. Notes, 8.88%, 01/15/17(b)	60,000	58,200
Select Medical Holdings Corp., Sr. Unsec. Floating Rate Global Notes, 6.49%, 09/15/15(d)	30,000	28,500
Tenet Healthcare Corp.,
Sr. Unsec. Global Notes,
8.00%, 08/01/20	55,000	55,413
9.25%, 02/01/15	135,000	150,525

		495,225

Health Care Services—1.76%
Express Scripts Holding Co.,
Sr. Unsec. Gtd. Global Notes, 5.25%, 06/15/12	1,585,000	1,587,093
Sr. Unsec. Gtd. Notes,
3.13%, 05/15/16	445,000	462,473
6.13%, 11/15/41(b)	1,000,000	1,213,724
Highmark, Inc.,
Sr. Unsec. Notes,
4.75%, 05/15/21(b)	395,000	415,247
6.13%, 05/15/41(b)	375,000	418,362
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Bond Fund

	Principal
	Amount	Value

Health Care Services—(continued)
Prospect Medical Holdings Inc., Sr. Sec. Notes, 8.38%, 05/01/19(b)	$40,000	$38,300

		4,135,199

Health Care Technology—0.04%
MedAssets Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/18	85,000	88,613

Homebuilding—0.13%
Beazer Homes USA Inc.,
Sr. Unsec. Gtd. Global Notes,
6.88%, 07/15/15	50,000	46,125
8.13%, 06/15/16	57,000	52,297
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Global Notes, 10.63%, 10/15/16	95,000	84,550
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/18	62,000	65,410
M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	15,000	15,263
Meritage Homes Corp., Sr. Unsec. Gtd. Notes, 7.00%, 04/01/22(b)	20,000	20,400
Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 02/15/22	20,000	20,600

		304,645

Hotels, Resorts & Cruise Lines—0.47%
CityCenter Holdings LLC/CityCenter Finance Corp., Sec. Gtd. PIK Global Notes, 10.75%, 01/15/17	59,043	63,176
Hyatt Hotels Corp., Sr. Unsec. Notes, 6.88%, 08/15/19(b)	155,000	185,644
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 7.50%, 10/15/27	30,000	30,450
Wyndham Worldwide Corp.,
Sr. Unsec. Global Notes, 6.00%, 12/01/16	9,000	10,182
Sr. Unsec. Notes, 4.25%, 03/01/22	800,000	817,502

		1,106,954

Household Appliances—0.37%
Whirlpool Corp., Sr. Unsec. Notes, 4.70%, 06/01/22	865,000	871,484

Household Products—0.03%
Central Garden & Pet Co., Sr. Gtd. Sub. Notes, 8.25%, 03/01/18	74,000	74,370

Housewares & Specialties—0.02%
American Greetings Corp., Sr. Unsec. Gtd. Notes, 7.38%, 12/01/21	45,000	46,913

Independent Power Producers & Energy Traders—0.14%
AES Corp. (The), Sr. Unsec. Global Notes, 8.00%, 10/15/17	95,000	106,044
Calpine Corp.,
Sr. Sec. Gtd. Notes,
7.50%, 02/15/21(b)	60,000	63,000
7.25%, 10/15/17(b)	60,000	63,600
NRG Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 01/15/18	35,000	34,912
Red Oak Power LLC-Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	62,370	65,956

		333,512

Industrial Conglomerates—1.42%
General Electric Capital Corp.,
Sr. Unsec. Medium-Term Global Notes,
4.65%, 10/17/21	600,000	662,901
5.50%, 01/08/20	320,000	367,000
Hutchison Whampoa International Ltd. (Hong Kong), Unsec. Gtd. Sub. Notes, 6.00% (b)(e)	2,290,000	2,298,473

		3,328,374

Industrial Machinery—0.63%
Actuant Corp., Sr. Unsec. Gtd. Notes, 5.63%, 06/15/22(b)	20,000	20,550
Cleaver-Brooks Inc., Sr. Sec. Notes, 12.25%, 05/01/16(b)	49,000	52,552
Mcron Finance Sub. LLC/Mcron Finance Corp., Sr. Sec. Notes, 8.38%, 05/15/19(b)	10,000	10,125
Pentair, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 05/15/21	1,260,000	1,402,611

		1,485,838

Integrated Oil & Gas—1.52%
Hess Corp., Sr. Unsec. Global Notes, 5.60%, 02/15/41	450,000	476,509
Lukoil International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Loan Participation Notes, 6.13%, 11/09/20(b)	960,000	994,055
Petrobras International Finance Co. (Brazil), Sr. Unsec. Gtd. Global Notes, 3.50%, 02/06/17	735,000	744,622
Total Capital International S.A. (France), Sr. Unsec. Gtd. Global Notes, 1.50%, 02/17/17	1,350,000	1,355,478

		3,570,664

Integrated Telecommunication Services—3.61%
AT&T Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/31	86,000	126,686
AT&T Inc.,
Sr. Unsec. Global Notes,
2.95%, 05/15/16	370,000	393,929
4.45%, 05/15/21	190,000	216,006
6.15%, 09/15/34	500,000	599,246
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Bond Fund

	Principal
	Amount	Value

Integrated Telecommunication Services—(continued)
CenturyLink Inc.,
Sr. Unsec. Global Notes,
5.80%, 03/15/22	$320,000	$316,885
7.65%, 03/15/42	435,000	415,923
Deutsche Telekom International Finance B.V. (Netherlands),
Sr. Unsec. Gtd. Global Bonds, 8.75%, 06/15/30	440,000	612,757
Sr. Unsec. Gtd. Global Notes, 6.00%, 07/08/19	150,000	178,068
Sr. Unsec. Gtd. Notes,
4.88%, 03/06/42(b)	1,000,000	940,200
6.75%, 08/20/18	225,000	269,826
France Telecom S.A. (France), Sr. Unsec. Global Notes, 5.38%, 01/13/42	135,000	141,151
Integra Telecom Holdings Inc., Sr. Sec. Gtd. Notes, 10.75%, 04/15/16(b)	40,000	38,600
Qtel International Finance Ltd. (Bermuda),
Sr. Unsec. Gtd. Notes,
3.38%, 10/14/16(b)	315,000	322,554
4.75%, 02/16/21(b)	200,000	211,821
Qwest Corp., Sr. Unsec. Notes, 6.88%, 09/15/33	210,000	207,112
Telecom Italia Capital S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.00%, 06/04/18	2,080,000	2,117,749
Telefonica Emisiones S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/21	880,000	791,276
Verizon Communications, Inc.,
Sr. Unsec. Global Notes,
4.75%, 11/01/41	300,000	327,366
6.40%, 02/15/38	200,000	257,631

		8,484,786

Internet Software & Services—0.03%
Equinix Inc.,
Sr. Unsec. Notes,
7.00%, 07/15/21	50,000	53,750
8.13%, 03/01/18	15,000	16,463

		70,213

Investment Banking & Brokerage—3.14%
Charles Schwab Corp. (The)-Series A, Jr. Unsec. Sub. Notes, 7.00% (e)	1,165,000	1,240,725
E*TRADE Financial Corp., Sr. Unsec. Notes, 6.75%, 06/01/16	15,000	15,300
Goldman Sachs Group, Inc. (The),
Sr. Unsec. Global Notes,
3.63%, 02/07/16	350,000	345,345
3.70%, 08/01/15	615,000	610,819
5.25%, 07/27/21	565,000	557,772
5.75%, 01/24/22	230,000	236,113
Macquarie Group Ltd. (Australia),
Sr. Unsec. Notes,
6.00%, 01/14/20(b)	1,095,000	1,128,494
7.63%, 08/13/19(b)	498,000	550,720
Morgan Stanley,
Sr. Unsec. Global Notes, 4.00%, 07/24/15	1,000,000	965,703
Sr. Unsec. Notes, 3.45%, 11/02/15	1,000,000	951,907
Raymond James Financial, Inc., Sr. Unsec. Notes, 4.25%, 04/15/16	370,000	385,072
Schwab Capital Trust I, Jr. Unsec. Gtd. Sub. Notes, 7.50%, 11/15/37	385,000	393,662

		7,381,632

Leisure Facilities—0.01%
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	10,000	10,350

Leisure Products—0.03%
Toys R US-Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	70,000	70,175

Life & Health Insurance—4.06%
Aegon N.V. (Netherlands), Sr. Unsec. Global Bonds, 4.63%, 12/01/15	650,000	694,579
Forethought Financial Group, Inc., Sr. Unsec. Notes, 8.63%, 04/15/21(b)	950,000	977,802
MetLife, Inc.,
Jr. Unsec. Sub. Global Notes, 10.75%, 08/01/39	785,000	1,083,300
Series A, Sr. Unsec. Notes, 6.82%, 08/15/18	50,000	61,292
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/21(b)	1,645,000	1,756,012
Pacific LifeCorp., Sr. Unsec. Notes, 6.00%, 02/10/20(b)	1,150,000	1,292,991
Prudential Financial, Inc.,
Series C, Sr. Unsec. Medium-Term Notes, 5.40%, 06/13/35	1,500,000	1,523,809
Series D, Sr. Unsec. Medium-Term Notes, 4.75%, 09/17/15	820,000	888,413
Sr. Unsec. Medium-Term Notes,
6.63%, 12/01/37	390,000	465,749
7.38%, 06/15/19	645,000	799,704

		9,543,651

Life Sciences Tools & Services—0.31%
Life Technologies Corp., Sr. Notes, 6.00%, 03/01/20	610,000	723,504

Managed Health Care—1.29%
Cigna Corp.,
Sr. Unsec. Global Notes, 5.38%, 02/15/42	890,000	957,623
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Bond Fund

	Principal
	Amount	Value

Managed Health Care—(continued)
Sr. Unsec. Notes,
4.50%, 03/15/21	$435,000	$469,604
5.88%, 03/15/41	350,000	406,015
UnitedHealth Group Inc.,
Sr. Unsec. Notes,
3.88%, 10/15/20	400,000	437,377
5.95%, 02/15/41	590,000	754,318

		3,024,937

Marine—0.00%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Mortgage Global Notes, 8.63%, 11/01/17	10,000	9,600

Movies & Entertainment—0.44%
AMC Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	115,000	124,344
Carmike Cinemas Inc., Sec. Gtd. Notes, 7.38%, 05/15/19(b)	20,000	20,700
NAI Entertainment Holdings LLC, Sr. Sec. Notes, 8.25%, 12/15/17(b)	75,000	82,125
Time Warner, Inc., Sr. Unsec. Gtd. Deb., 6.50%, 11/15/36	675,000	813,348

		1,040,517

Multi-Line Insurance—1.09%
American Financial Group, Inc., Sr. Unsec. Notes, 9.88%, 06/15/19	1,055,000	1,353,367
Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Notes, 5.80%, 05/15/21(b)	2,000	1,956
Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Deb., 8.13%, 06/15/38	55,000	56,925
Liberty Mutual Group Inc.,
Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	550,000	541,750
Sr. Unsec. Gtd. Notes, 5.00%, 06/01/21(b)	560,000	583,391
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 9.38%, 08/15/39(b)	25,000	32,984

		2,570,373

Multi-Utilities—0.84%
Abu Dhabi National Energy Co. (United Arab Emirates), Sr. Unsec. Notes, 4.13%, 03/13/17(b)	800,000	831,302
Consumers Energy Co., Sr. Sec. First Mortgage Bonds, 5.80%, 09/15/35	480,000	624,763
Dominion Resources, Inc., Sr. Unsec. Notes, 2.25%, 09/01/15	500,000	517,195

		1,973,260

Office REIT’s—0.72%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 4.50%, 07/15/15	1,525,000	1,604,551
DuPont Fabros Technology L.P., Sr. Unsec. Gtd. Global Notes, 8.50%, 12/15/17	75,000	81,938

		1,686,489

Office Services & Supplies—0.79%
Steelcase, Inc., Sr. Unsec. Notes, 6.38%, 02/15/21	1,730,000	1,856,918

Oil & Gas Drilling—1.08%
Atwood Oceanics Inc., Sr. Unsec. Notes, 6.50%, 02/01/20	6,000	6,225
Transocean Inc.,
Sr. Unsec. Gtd. Global Notes,
4.95%, 11/15/15	835,000	903,423
6.38%, 12/15/21	1,400,000	1,614,697

		2,524,345

Oil & Gas Equipment & Services—0.10%
Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	88,000	91,300
Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	100,000	100,500
SESI, LLC, Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/19	30,000	31,641

		223,441

Oil & Gas Exploration & Production—4.06%
Anadarko Petroleum Corp.,
Sr. Unsec. Global Notes, 5.95%, 09/15/16	1,385,000	1,572,325
Sr. Unsec. Notes, 7.63%, 03/15/14	750,000	827,121
Apache Corp., Sr. Unsec. Global Notes, 4.75%, 04/15/43	620,000	681,244
Berry Petroleum Co., Sr. Unsec. Notes, 6.75%, 11/01/20	35,000	36,400
Chaparral Energy Inc.,
Sr. Unsec. Gtd. Global Notes, 8.25%, 09/01/21	95,000	101,175
Sr. Unsec. Gtd. Notes, 7.63%, 11/15/22(b)	15,000	15,413
Chesapeake Energy Corp.,
Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	25,000	23,813
Sr. Unsec. Gtd. Notes,
6.13%, 02/15/21	5,000	4,663
6.63%, 08/15/20	137,000	130,664
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 5.88%, 05/01/22	30,000	30,900
Continental Resources Inc.,
Sr. Unsec. Gtd. Global Notes,
7.13%, 04/01/21	50,000	55,187
8.25%, 10/01/19	45,000	49,894
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Bond Fund

	Principal
	Amount	Value

Oil & Gas Exploration & Production—(continued)
Empresa Nacional del Petroleo (Chile), Sr. Unsec. Notes, 5.25%, 08/10/20(b)	$365,000	$387,480
Encana Corp. (Canada), Sr. Unsec. Global Notes, 6.50%, 02/01/38	945,000	1,069,234
EOG Resources, Inc., Sr. Unsec. Notes, 4.10%, 02/01/21	475,000	526,234
EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	69,000	58,132
Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	55,000	50,325
Gazprom OAO Via Gaz Capital S.A. (Luxembourg), Sr. Unsec. Loan Participation Notes, 6.51%, 03/07/22(b)	265,000	285,166
Laredo Petroleum Inc., Sr. Unsec. Gtd. Notes, 7.38%, 05/01/22(b)	8,000	8,120
McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	95,000	99,453
Newfield Exploration Co., Sr. Unsec. Sub. Global Notes, 7.13%, 05/15/18	190,000	202,350
Noble Energy Inc., Sr. Unsec. Global Notes, 4.15%, 12/15/21	685,000	721,524
Petrobras International Finance Co. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.75%, 01/20/20	410,000	451,406
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.50%, 01/21/21	630,000	698,155
Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes, 7.63%, 06/01/18	160,000	169,000
QEP Resources Inc., Sr. Unsec. Notes, 5.38%, 10/01/22	35,000	34,475
Range Resources Corp.,
Sr. Unsec. Gtd. Sub. Notes,
5.00%, 08/15/22	12,000	11,565
5.75%, 06/01/21	80,000	82,800
SM Energy Co.,
Sr. Unsec. Global Notes,
6.50%, 11/15/21	20,000	20,800
6.63%, 02/15/19	20,000	20,900
Southwestern Energy Co., Sr. Unsec. Gtd. Notes, 4.10%, 03/15/22(b)	990,000	1,011,122
Whiting Petroleum Corp., Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/18	60,000	62,925
WPX Energy Inc., Sr. Unsec. Notes, 6.00%, 01/15/22(b)	35,000	33,862

		9,533,827

Oil & Gas Refining & Marketing—0.75%
Crosstex Energy, L.P./Crosstex Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/01/22(b)	15,000	14,962
Phillips 66, Sr. Unsec. Gtd. Notes, 2.95%, 05/01/17(b)	1,240,000	1,263,749
United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	105,000	108,150
Valero Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/37	325,000	362,514

		1,749,375

Oil & Gas Storage & Transportation—2.64%
Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/15/18	42,000	44,835
Chesapeake Midstream Partners L.P./CHKM Finance Corp.,
Sr. Unsec. Gtd. Global Notes,
5.88%, 04/15/21	75,000	70,875
6.13%, 07/15/22	5,000	4,788
Copano Energy LLC/Copano Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 04/01/21	100,000	103,000
Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	63,000	68,198
Energy Transfer Partners L.P., Sr. Unsec. Global Notes, 6.05%, 06/01/41	690,000	686,523
Enterprise Products Operating LLC,
Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/20	250,000	286,545
Sr. Unsec. Gtd. Notes, 6.45%, 09/01/40	1,250,000	1,525,626
Series G, Sr. Unsec. Gtd. Global Notes, 5.60%, 10/15/14	720,000	793,565
Inergy L.P./Inergy Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 08/01/21	44,000	44,440
Kinder Morgan Energy Partners L.P., Sr. Unsec. Notes, 5.85%, 09/15/12	560,000	566,267
MarkWest Energy Partners L.P./MarkWest Energy Finance Corp.,
Sr. Unsec. Gtd. Notes,
6.25%, 06/15/22	30,000	30,900
6.50%, 08/15/21	85,000	88,187
Overseas Shipholding Group, Inc., Sr. Unsec. Notes, 8.13%, 03/30/18	45,000	32,400
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/22	185,000	188,109
Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 12/01/18	95,000	100,106
Spectra Energy Capital LLC,
Sr. Unsec. Gtd. Global Notes, 8.00%, 10/01/19	225,000	293,983
Sr. Unsec. Gtd. Notes, 5.67%, 08/15/14	500,000	542,738
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Bond Fund

	Principal
	Amount	Value

Oil & Gas Storage & Transportation—(continued)
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/21	$70,000	$72,450
Sr. Unsec. Gtd. Notes, 6.38%, 08/01/22(b)	15,000	15,038
Teekay Corp. (Canada), Sr. Unsec. Global Notes, 8.50%, 01/15/20	40,000	41,100
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/32	455,000	612,775

		6,212,448

Other Diversified Financial Services—4.25%
Bank of America Corp.,
Sr. Unsec. Global Notes, 3.70%, 09/01/15	500,000	502,159
Series L, Sr. Unsec. Medium-Term Global Notes, 5.65%, 05/01/18	500,000	522,500
Bear Stearns Cos., LLC (The),
Sr. Unsec. Global Notes, 7.25%, 02/01/18	680,000	799,171
Unsec. Sub. Notes, 5.55%, 01/22/17	1,030,000	1,118,601
ERAC USA Finance LLC,
Sr. Unsec. Gtd. Notes,
2.75%, 07/01/13(b)	555,000	562,646
5.63%, 03/15/42(b)	625,000	637,840
5.80%, 10/15/12(b)	200,000	203,525
ING Bank N.V. (Netherlands), Unsec. Notes, 3.75%, 03/07/17(b)	990,000	979,010
International Lease Finance Corp.,
Sr. Sec. Notes, 6.50%, 09/01/14(b)	2,970,000	3,099,938
Sr. Unsec. Global Notes, 8.75%, 03/15/17	40,000	44,375
Sr. Unsec. Notes, 8.25%, 12/15/20	295,000	329,847
JPMorgan Chase & Co., Sr. Unsec. Global Notes, 3.45%, 03/01/16	270,000	278,119
Merrill Lynch & Co., Inc., Sub. Global Notes, 7.75%, 05/14/38	765,000	871,360
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 7.75%, 04/15/20(b)	40,000	41,800

		9,990,891

Packaged Foods & Meats—1.19%
Del Monte Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/15/19	35,000	34,125
Kraft Foods Inc.,
Sr. Unsec. Global Notes, 6.88%, 02/01/38	1,255,000	1,613,411
Sr. Unsec. Notes, 6.88%, 01/26/39	850,000	1,091,237
Post Holdings Inc., Sr. Unsec. Gtd. Notes, 7.38%, 02/15/22(b)	65,000	66,462

		2,805,235

Paper Packaging—0.01%
Cascades Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	15,000	14,813

Paper Products—0.45%
Boise Cascade LLC, Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 10/15/14	108,000	108,607
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/01/18	40,000	42,300
International Paper Co.,
Sr. Unsec. Global Notes,
4.75%, 02/15/22	280,000	300,267
6.00%, 11/15/41	405,000	447,464
Mercer International Inc., Sr. Unsec. Gtd. Global Notes, 9.50%, 12/01/17	70,000	72,800
NewPage Corp., Sr. Sec. Gtd. Global Notes, 11.38%, 12/31/14	45,000	28,238
P.H. Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 7.13%, 05/01/16	45,000	45,900

		1,045,576

Personal Products—0.03%
NBTY Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 10/01/18	65,000	70,525

Pharmaceuticals—0.14%
Elan Finance PLC/Corp. (Ireland), Sr. Unsec. Gtd. Global Notes, 8.75%, 10/15/16	100,000	109,500
Endo Health Solutions Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 12/15/20	20,000	20,900
Mylan Inc., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	35,000	36,400
Wyeth LLC, Sr. Unsec. Gtd. Notes, 6.45%, 02/01/24	120,000	162,359

		329,159

Property & Casualty Insurance—2.14%
Berkshire Hathaway Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.40%, 05/15/42	870,000	884,870
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/19	1,100,000	1,304,405
QBE Capital Funding III Ltd. (Jersey), Unsec. Gtd. Sub. Notes, 7.25%, 05/24/41(b)	1,500,000	1,365,000
W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/19	600,000	720,615
XL Group PLC (Ireland), Sr. Unsec. Global Notes, 5.25%, 09/15/14	710,000	752,724

		5,027,614

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Bond Fund

	Principal
	Amount	Value

Railroads—1.16%
Canadian Pacific Railway Co. (Canada), Sr. Unsec. Notes, 4.45%, 03/15/23	$225,000	$244,018
CSX Corp.,
Sr. Unsec. Global Notes, 6.15%, 05/01/37	770,000	942,574
Sr. Unsec. Notes, 5.50%, 04/15/41	1,350,000	1,539,275

		2,725,867

Real Estate Services—0.02%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	32,000	34,160

Regional Banks—1.53%
BB&T Capital Trust II, Jr. Unsec. Gtd. Sub. Global Notes, 6.75%, 06/07/36	80,000	82,000
CIT Group Inc.,
Sec. Gtd. Notes, 7.00%, 05/02/17(b)	52,712	52,580
Sr. Unsec. Global Notes, 5.25%, 03/15/18	95,000	93,575
Sr. Unsec. Notes,
5.00%, 05/15/17	15,000	14,850
5.50%, 02/15/19(b)	20,000	19,600
Fifth Third Bancorp,
Sr. Unsec. Notes, 3.50%, 03/15/22	750,000	767,660
Unsec. Sub Notes, 4.50%, 06/01/18	580,000	616,489
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/21	340,000	380,622
Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 6.25%, 02/25/20(b)	1,030,000	1,105,177
Regions Financial Corp., Sr. Unsec. Notes, 5.75%, 06/15/15	345,000	358,800
Synovus Financial Corp.,
Sr. Unsec. Global Notes, 7.88%, 02/15/19	35,000	36,838
Unsec. Sub. Global Notes, 5.13%, 06/15/17	65,000	60,125

		3,588,316

Research & Consulting Services—0.52%
FTI Consulting Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	60,000	63,300
Novant Health, Inc.-Series 2009 A, Bonds, 5.85%, 11/01/19	1,000,000	1,157,947

		1,221,247

Retail REIT’s—0.38%
Simon Property Group L.P., Sr. Unsec. Notes, 4.75%, 03/15/42	290,000	294,470
WEA Finance LLC, Sr. Unsec. Gtd. Notes, 7.13%, 04/15/18(b)	500,000	594,697

		889,167

Semiconductor Equipment—0.07%
Amkor Technology Inc., Sr. Unsec. Global Notes, 6.63%, 06/01/21	85,000	80,750
Sensata Technologies B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 6.50%, 05/15/19(b)	70,000	72,100

		152,850

Semiconductors—0.08%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	170,000	179,775

Soft Drinks—0.32%
Coca-Cola Enterprises, Inc., Sr. Unsec. Notes, 1.13%, 11/12/13	750,000	753,854

Sovereign Debt—0.22%
Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes, 3.63%, 03/15/22	500,000	515,825

Specialized Finance—0.50%
Moody’s Corp., Sr. Unsec. Notes, 5.50%, 09/01/20	1,080,000	1,180,026

Specialized REIT’s—3.08%
American Tower Corp.,
Sr. Unsec. Global Notes, 4.63%, 04/01/15	820,000	872,170
Sr. Unsec. Notes, 4.50%, 01/15/18	1,115,000	1,186,747
Entertainment Properties Trust, Sr. Unsec. Gtd. Global Notes, 7.75%, 07/15/20	1,250,000	1,379,798
HCP, Inc., Sr. Unsec. Notes, 3.75%, 02/01/16	265,000	278,774
Host Hotels & Resorts L.P.,
Sr. Gtd. Global Notes, 6.00%, 11/01/20	50,000	53,687
Sr. Unsec. Notes, 5.25%, 03/15/22(b)	35,000	35,044
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	25,000	25,750
Omega Healthcare Investors, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/15/22	20,000	21,175
Senior Housing Properties Trust,
Sr. Unsec. Notes,
4.30%, 01/15/16	1,755,000	1,762,020
6.75%, 12/15/21	500,000	546,875
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Bond Fund

	Principal
	Amount	Value

Specialized REIT’s—(continued)
Ventas Realty L.P./Ventas Capital Corp.,
Sr. Unsec. Gtd. Notes,
4.25%, 03/01/22	$130,000	$131,379
4.75%, 06/01/21	895,000	939,489

		7,232,908

Specialty Chemicals—0.06%
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	85,000	87,550
PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20	55,000	58,300

		145,850

Specialty Stores—0.03%
Michaels Stores Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 11/01/18	70,000	73,150

Steel—1.33%
ArcelorMittal (Luxembourg),
Sr. Unsec. Global Bonds, 9.85%, 06/01/19	770,000	911,112
Sr. Unsec. Global Notes,
4.50%, 02/25/17	1,000,000	978,271
5.50%, 03/01/21	135,000	127,962
6.25%, 02/25/22	20,000	19,870
6.75%, 03/01/41	135,000	126,209
7.00%, 10/15/39	110,000	106,432
FMG Resources Pty Ltd. (Australia),
Sr. Unsec. Gtd. Notes,
6.38%, 02/01/16(b)	15,000	14,708
7.00%, 11/01/15(b)	75,000	75,469
Sr. Unsec. Notes, 6.88%, 04/01/22(b)	40,000	38,626
United States Steel Corp.,
Sr. Unsec. Global Notes, 7.50%, 03/15/22	15,000	14,569
Sr. Unsec. Notes, 7.00%, 02/01/18	40,000	39,700
Vale Overseas Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes, 6.88%, 11/10/39	580,000	666,110

		3,119,038

Systems Software—0.04%
Allen Systems Group Inc., Sec. Gtd. Notes, 10.50%, 11/15/16 (Acquired 12/20/10; Cost $122,700)(b)	120,000	97,800

Technology Distributors—0.00%
Anixter Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/19	10,000	10,225

Tires & Rubber—0.05%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19	50,000	54,000
Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Notes, 7.00%, 05/15/22	65,000	64,025

		118,025

Tobacco—1.11%
Altria Group, Inc.,
Sr. Unsec. Gtd. Global Notes,
4.13%, 09/11/15	1,000,000	1,089,951
4.75%, 05/05/21	935,000	1,045,510
9.70%, 11/10/18	340,000	467,505

		2,602,966

Trading Companies & Distributors—0.12%
Air Lease Corp., Sr. Unsec. Notes, 5.63%, 04/01/17(b)	25,000	24,625
Aircastle Ltd.,
Sr. Unsec. Notes,
6.75%, 04/15/17(b)	100,000	99,875
7.63%, 04/15/20(b)	15,000	15,150
H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 07/15/16	74,000	76,220
Interline Brands, Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 11/15/18	25,000	25,750
UR Merger Sub Corp.,
Sec. Gtd. Notes, 5.75%, 07/15/18(b)	5,000	5,087
Sr. Unsec. Gtd. Notes, 7.63%, 04/15/22(b)	20,000	20,550
Sr. Unsec. Global Notes, 2478.25%, 02/01/21	25,000	26,625

		293,882

Trucking—0.12%
Avis Budget Car Rental LLC/Avis Budget Finance Inc.,
Sr. Unsec. Gtd. Global Notes,
8.25%, 01/15/19	65,000	66,950
9.75%, 03/15/20	15,000	16,462
Sr. Unsec. Gtd. Notes, 8.25%, 01/15/19(b)	15,000	15,525
Hertz Corp. (The),
Sr. Unsec. Gtd. Global Notes,
6.75%, 04/15/19	80,000	82,400
7.38%, 01/15/21	55,000	58,025
7.50%, 10/15/18	10,000	10,450
Sr. Unsec. Gtd. Notes, 6.75%, 04/15/19(b)	20,000	20,500

		270,312

Wireless Telecommunication Services—1.25%
America Movil S.A.B de C.V. (Mexico), Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/40	565,000	673,756
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)	120,000	105,000
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Bond Fund

	Principal
	Amount	Value

Wireless Telecommunication Services—(continued)
Cricket Communications, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20	$166,000	$152,720
Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 4.88%, 08/15/20(b)	1,215,000	1,324,350
Digicel Group Ltd. (Bermuda), Sr. Unsec. Notes, 8.88%, 01/15/15(b)	100,000	99,000
Intelsat Jackson Holdings S.A. (Luxembourg),
Sr. Unsec. Gtd. Global Notes,
7.50%, 04/01/21	85,000	85,425
7.25%, 10/15/20(b)	50,000	50,000
MetroPCS Wireless Inc.,
Sr. Unsec. Gtd. Notes,
6.63%, 11/15/20	85,000	82,875
7.88%, 09/01/18	35,000	35,547
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19	85,000	74,375
Sprint Nextel Corp.,
Sr. Unsec. Gtd. Notes,
7.00%, 03/01/20(b)	60,000	60,900
9.00%, 11/15/18(b)	45,000	48,825
Sr. Unsec. Notes, 11.50%, 11/15/21(b)	15,000	15,900
Wind Acquisition Finance S.A. (Luxembourg), Sr. Sec. Gtd. Notes, 11.75%, 07/15/17(b)	150,000	128,250

		2,936,923

Total U.S. Dollar Denominated Bonds and Notes (Cost $197,415,563)		209,238,488

U.S. Treasury Securities—3.80%
U.S. Treasury Bills—0.13%
0.10%, 11/15/12(f)(g)	300,000	299,836

U.S. Treasury Notes—1.50%
0.88%, 04/30/17	1,660,000	1,678,157
2.00%, 02/15/22	1,130,000	1,175,553
1.75%, 05/15/22	650,000	660,156

		3,513,866

U.S. Treasury Bonds—2.17%
3.13%, 11/15/41	200,000	218,750
3.13%, 02/15/42	4,470,000	4,888,364

		5,107,114

Total U.S. Treasury Securities (Cost $8,684,092)		8,920,816

	Shares	Value

Preferred Stocks—1.00%
Consumer Finance—0.03%
Ally Financial, Inc.,
Series A, 8.50% Pfd.	1,440	$31,392
Ally Financial, Inc.,
Series G, 7.00% Pfd.(b)	7	6,002
GMAC Capital Trust I, Series 2, 8.13% Jr. Gtd. Sub. Pfd.	1,615	37,016

		74,410

Diversified Banks—0.51%
Royal Bank of Scotland Group PLC (United Kingdom), Series T, 7.25% Jr. Sub. Pfd.	1,960	36,907
U.S. Bancorp, Series G, 6.00% Pfd.	45,000	1,165,500

		1,202,407

Multi-Line Insurance—0.03%
Hartford Financial Services Group Inc., 7.88% Jr. Sub. Pfd.	2,570	66,981

Office REIT’s—0.01%
DuPont Fabros Technology Inc., Series B, 7.63% Pfd.	560	14,336

Regional Banks—0.41%
PNC Financial Services Group Inc., Series P, 6.13% Pfd.	30,000	771,000
Zions Bancorp., Series C, 9.50% Pfd.	7,800	201,240

		972,240

Tires & Rubber—0.01%
Goodyear Tire & Rubber Co. (The) $2.94 Conv. Pfd.	420	17,031

Total Preferred Stocks (Cost $2,294,174)		2,347,405

	Principal
	Amount
Asset-Backed Securities—0.95%
Bear Stearns Commercial Mortgage Securities-Series 2007-T26, Class A4, Variable Rate Pass Through Ctfs., 5.47%, 01/12/45(d)	$700,000	802,885
GS Mortgage Securities Corp. II-Series 2012-ALOH, Class B, Pass Through Ctfs., 4.05%, 04/10/34(b)	500,000	523,247
Santander Drive Auto Receivables Trust-Series 2011-1, Class D, Pass Through Ctfs., 4.01%, 02/15/17	790,000	804,595
TIAA Seasoned Commercial Mortgage Trust-Series 2007-C4, Class A2, Variable Rate Pass Through Ctfs., 5.34%, 08/15/39(d)	103,078	103,533

Total Asset-Backed Securities (Cost $1,997,891)		2,234,260

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Bond Fund

	Principal
	Amount		Value

Municipal Obligations—0.63%
Alameda (County of), California Joint Powers Authority (Multiple Capital); Series 2010 A, Taxable Lease RB, 7.05%, 12/01/44		$530,000	$700,151
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/57		670,000	794,352

Total Municipal Obligations (Cost $1,235,488)			1,494,503

Non-U.S. Dollar Denominated Bonds & Notes—0.30%(h)
Canada—0.02%
Gateway Casinos & Entertainment Ltd., Sec. Gtd. Notes, 8.88%, 11/15/17(b)	CAD	49,000	51,076

Czech Republic—0.03%
Central European Media Enterprises Ltd. —REGS, Jr. Sec. Gtd. Euro Notes, 11.63%, 09/15/16(b)	EUR	50,000	64,508

France—0.03%
Europcar Groupe S.A. —REGS, Sr. Sec. Gtd. Floating Rate Euro Bonds, 4.19%, 05/15/13(b)(d)	EUR	50,000	61,653

Italy—0.02%
Lottomatica S.p.A —REGS, Jr. Unsec. Sub. Euro Bonds, 8.25%, 03/31/66(b)	EUR	50,000	50,927

Luxembourg—0.12%
Cirsa Funding Luxembourg S.A. —REGS, Sr. Gtd. Euro Notes, 8.75%, 05/15/18(b)	EUR	100,000	100,002
Codere Finance Luxembourg S.A. —REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 06/15/15(b)	EUR	65,000	69,817
Mark IV Europe Lux SCA/Mark IV USA SCA, Sr. Sec. Gtd. Notes, 8.88%, 12/15/17(b)	EUR	90,000	116,670

			286,489

Netherlands—0.02%
Cemex Finance Europe B.V., Gtd. Euro Notes, 4.75%, 03/05/14	EUR	50,000	54,477

United Kingdom—0.06%
Boparan Finance PLC —REGS, Sr. Unsec. Gtd. Euro Notes, 9.75%, 04/30/18(b)	EUR	100,000	126,546

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $754,938)			695,676

	Shares	Value

Money Market Funds—2.86%
Liquid Assets Portfolio — Institutional Class (i)	3,358,773	$3,358,773
Premier Portfolio — Institutional Class (i)	3,358,773	3,358,773

Total Money Market Funds (Cost $6,717,546)		6,717,546

TOTAL INVESTMENTS—98.60% (Cost $219,099,692)		231,648,694

OTHER ASSETS LESS LIABILITIES—1.40%		3,298,567

NET ASSETS—100.00%		$234,947,261

Investment Abbreviations:

CAD	— Canadian Dollar
Conv.	— Convertible
Ctfs.	— Certificates
Deb.	— Debentures
EUR	— Euro
Gtd.	— Guaranteed
Jr.	— Junior
Pfd.	— Preferred
PIK	— Payment in Kind
RB	— Revenue Bonds
REGS	— Regulation S
REIT	— Real Estate Investment Trust
Sec.	— Secured
Sr.	— Senior
Sub.	— Subordinated
Unsec.	— Unsecured
Unsub.	— Unsubordinated
Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2012 was $58,243,676, which represented 24.79% of the Fund’s Net Assets.

(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at May 31, 2012 represented 0.03% of the Fund’s Net Assets

(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2012.

(e)	Perpetual bond with no specified maturity date.

(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 3.

(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(h)	Foreign denominated security. Principal amount is denominated in currency indicated.

(i)	The money market fund and the Fund are affiliated by having the same investment adviser.
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Bond Fund

Notes to Quarterly Schedule of Portfolio Holdings
May 31, 2012
(Unaudited)
NOTE 1 — Significant Accounting Policies
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
     Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
     Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
     Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
     Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Invesco Van Kampen Bond Fund

A.	Security Valuations — (continued)
     Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
     The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
     The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
E.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks
Invesco Van Kampen Bond Fund

E.	Foreign Currency Contracts — (continued)

associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

G.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
     Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
     A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
     Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving
Invesco Van Kampen Bond Fund

G.	Swap Agreements —(continued)

credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
     Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
H.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
Invesco Van Kampen Bond Fund

NOTE 2 — Additional Valuation Information
Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
          The following is a summary of the tiered valuation input levels, as of May 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$8,991,968	$72,983	$—	$9,064,951

U.S. Treasury Securities	—	8,920,816	—	8,920,816

Asset Backed Securities	—	2,234,260	—	2,234,260

Corporate Debt Securities	—	209,418,339	—	209,418,339

Municipal Obligations	—	1,494,503	—	1,494,503

Foreign Government Debt Securities	—	515,825	—	515,825

	8,991,968	222,656,726	—	231,648,694

Foreign Currency Contracts*	—	36,105	—	36,105

Futures*	98,344	—	—	98,344

Swap Agreements*	—	(16,881)	—	(16,881)

Total Investments	$9,090,312	$222,675,950	$—	$231,766,262

*	Unrealized appreciation (depreciation)
NOTE 3 — Derivative Investments
Value of Derivative Instruments at Period-End
The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of May 31, 2012:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Credit risk
Swaps Agreements (a)	$8,189	$(25,070)

Currency risk
Foreign Currency Contracts (a)	36,105	—

Interest rate risk
Futures Contracts (a)	173,561	(75,217)

(a)	Includes cumulative appreciation (depreciation) of futures contracts, foreign currency contracts and swap agreements.
Invesco Van Kampen Bond Fund

Effect of Derivative Instruments for the three months ended May 31, 2012
The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
		Foreign
		Currency	Swap
	Futures *	Contracts *	Agreements *

Realized Gain
Credit risk	$—	$—	$6,990

Currency risk	—	7,973	—

Interest rate risk	278,848	—	—

Change in Unrealized Appreciation (Depreciation)
Credit risk	$—	$—	$(24,815)

Currency risk	—	45,420	—

Interest rate risk	12,420	—	—

Total	$291,268	$53,393	$(17,825)

*	The average notional value of futures, foreign currency contracts and swap agreements outstanding during the period was $51,757,279, $717,432 and $5,533,333, respectively.

Open Futures Contracts
				Unrealized
	Number of	Expiration	Notional	Appreciation
Long Contracts	Contracts	Month	Value	(Depreciation)

U.S. Treasury 5 Year Notes	282	September-2012	$35,020,875	$96,345

U.S. Treasury Ultra Bonds	16	September-2012	2,704,000	77,216

Subtotal			$37,724,875	$173,561

Short Contracts

U.S. Treasury 10 Year Notes	85	September-2012	(11,384,688)	(75,217)

Subtotal			$(11,384,688)	$(75,217)

Total			$26,340,187	$98,344

Open Foreign Currency Contracts
Settlement		Contract to				Notional	Unrealized
Date	Counterparty	Deliver		Receive		Value	Appreciation

08/09/12	RBC Dain Rauscher	EUR	513,000	USD	669,772	$633,667	$36,105

Closed Foreign Currency Contracts
		Contract to				Notional	Realized
Closed Date	Counterparty	Deliver		Receive		Value	Gain

08/09/12	RBC Dain Rauscher	EUR	25,000	USD	32,640	$31,556	$1,084

Total foreign currency contracts							$37,189

Currency Abbreviations:
EUR — Euro
USD — U.S. Dollar
Invesco Van Kampen Bond Fund

Open Credit Default Swap Agreements

					Implied	Notional	Value Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Credit	Value	Appreciation
Counterpary	Reference Entity	Protection	Fixed Rate	Date	Spread (a)	(000)	(Depreciation)

Bank of America	Royal Caribbean	Sell	5.00%	03/20/17	5.15%	$1,100	$(6,878)

Morgan Stanley	Carnival Corp.	Buy	(1.00)%	03/20/17	1.37	1,100	(9,904	)(b)

Deutsche Bank	J.P. Morgan Chase N.A.	Buy	(1.00)%	06/20/17	1.54	2,500	(5,596	)(b)

Bank of America	Citigroup Inc.	Buy	(1.00)%	06/20/17	2.70	2,500	(2,692	)(b)

Morgan Stanley	CDX .NA. IG.18	Buy	(1.00)%	06/20/17	1.23	5,000	8,189	(b)

Total Credit Default Swap Agreements							$(16,881)

(a)	Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

(b)	Includes unamortized premium at period-end of $340,168.
NOTE 4 — Investment Securities
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended May 31, 2012 was $40,921,656 and $52,627,337, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $8,384,555 and $5,148,712. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$12,914,983

Aggregate unrealized (depreciation) of investment securities	(1,458,299)

Net unrealized appreciation of investment securities	$11,456,684

Cost of investments for tax purposes is $220,192,010.
Invesco Van Kampen Bond Fund

Item 2. Controls and Procedures.
(a)	As of June 12, 2012, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 12, 2012, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Van Kampen Bond Fund

By:	/s/ Colin Meadows

Colin Meadows
Principal Executive Officer

Date:	July 30, 2012
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows

Colin Meadows
Principal Executive Officer

Date:	July 30, 2012

By:	/s/ Sheri Morris

Sheri Morris
Principal Financial Officer

Date:	July 30, 2012

EXHIBIT INDEX
Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.